STOCK-BASED COMPENSATION	12 Months Ended
Dec. 31, 2015
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
STOCK-BASED COMPENSATION
STOCK-BASED COMPENSATION
The Company currently has one active stock and annual incentive plan, which became effective in 2015 upon the completion of the IPO. This plan replaces the 2009 and 2014 plans, which governed equity awards prior to the IPO. The 2015 plan covers stock options to acquire shares of Match Group common stock and RSUs, as well as provide for the future grant of these and other equity awards. The 2015 plan authorizes the Company to grant awards to its employees, officers, directors and consultants. At December 31, 2015, there were 16.6 million shares available for grant under the 2015 plan.
The 2015 plan has a stated term of ten years, and provides that the exercise price of stock options granted will not be less than the market price of the Company's common stock on the grant date. The plan does not specify grant dates or vesting schedules of awards as those determinations have been delegated to the Compensation and Human Resources Committee of Match Group’s Board of Directors (the "Committee"). Each grant agreement reflects the vesting schedule for that particular grant as determined by the Committee. Stock options granted subsequent to September 1, 2015 will generally vest in four equal annual installments over a four-year period. RSU awards have not been granted in significant numbers; each award vests in accordance with its terms. No RSU award has a vesting schedule of longer than four years.
Stock-based compensation expense recognized in the consolidated and combined statement of operations includes expense related to the Company's stock options and RSUs, equity instruments denominated in shares of subsidiaries, and IAC denominated stock options, RSUs and PSUs held by Match Group employees. The amount of stock-based compensation expense is reduced by estimated forfeitures, as the expense recorded is based on awards that are ultimately expected to vest. The forfeiture rate is estimated at the grant date based on historical experience and revised, if necessary, in subsequent periods if actual forfeitures differ from the estimated rate. At December 31, 2015, there is $95.9 million of unrecognized compensation cost, net of estimated forfeitures, related to all equity-based awards, which is expected to be recognized over a weighted average period of approximately 2.8 years.
The total income tax benefit recognized in the accompanying consolidated and combined statement of operations for the years ended December 31, 2015, 2014 and 2013 related to stock-based compensation is $16.9 million, $7.9 million and $4.1 million, respectively.
Stock Options
Stock options outstanding at December 31, 2015 and changes during the year ended December 31, 2015 are as follows:

	December 31, 2015
	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (In Years)	Aggregate Intrinsic Value
	(Shares and intrinsic value in thousands)
Outstanding at January 1, 2015(a)	16,912	$9.59
Granted	21,091	13.90
Exercised	(903)	7.70
Forfeited	(2,268)	12.35
Expired	—	—
Outstanding at December 31, 2015	34,832	$12.08	8.1	$65,456
Options exercisable	10,061	$8.85	5.4	$47,266
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(a)
Options outstanding and weighted average exercise price at January 1, 2015 have been adjusted to reflect the recapitalization of the Company’s equity that occurred prior to the completion of the IPO and distributions made by the Company to IAC.

The aggregate intrinsic value in the table above represents the total pre-tax intrinsic value (the difference between Match Group's closing stock price on the last trading day of 2015 and the exercise price of in-the-money options) that would have been received by the option holders had all option holders exercised their options on December 31, 2015; this amount changes based on the fair market value of the Company's common stock. The total intrinsic value of stock options exercised during the years ended December 31, 2015, 2014 and 2013 is $5.7 million, $10.7 million and $34.7 million, respectively.
The following table summarizes the information about stock options outstanding and exercisable at December 31, 2015:

	Options Outstanding			Options Exercisable
Range of Exercise Prices	Outstanding at December 31, 2015	Weighted- Average Remaining Contractual Life in Years	Weighted-Average Exercise Price	Exercisable at December 31, 2015	Weighted- Average Remaining Contractual Life in Years	Weighted-Average Exercise Price
	(Shares in thousands)
$0.01 to $5.00	925	4.1	$4.11	925	4.1	$4.11
$5.01 to $10.00	4,966	3.5	7.68	4,602	3.4	7.63
$10.01 to $15.00	23,897	8.8	12.59	4,534	7.6	11.06
$15.01 to $20.00	5,044	9.7	15.44	—	—	—
	34,832	8.1	$12.08	10,061	5.4	$8.85

The fair value of stock option awards, with the exception of market-based awards, is estimated on the grant date using the Black-Scholes option pricing model. The Black-Scholes option pricing model incorporates various assumptions, including expected volatility and expected term. Prior to 2014, expected stock price volatilities were estimated based on historical stock price volatilities of peer companies that were chosen on the basis for their similarity to the Company in terms of consumer use, monetization model, margin and growth characteristics and brand strength. At the beginning of 2014, the Company concluded that the most relevant reference point for determining volatility was IAC’s historical volatility as a result of the Company representing a large percentage of the overall value of IAC. The risk-free interest rates are based on U.S. Treasuries with comparable terms as the awards, in effect at the grant date. Prior to the IPO expected term was based on the mid-point of the first and last windows for exercise. Following the IPO, expected term is based upon the historical exercise pattern of IAC’s employees for comparable awards, a ten years contractual life with vesting in four equal annual installments, because the Company does not have sufficient data to estimate an expected term for these awards. No dividends have been assumed. The following are the weighted average assumptions used in the Black-Scholes option pricing model:

	Years Ended December 31,
	2015	2014	2013
Expected volatility	28%	29%	41%
Risk-free interest rate	1.3%	1.3%	0.8%
Expected term	4.1 years	4.2 years	4.2 years
Dividend yield	—%	—%	—%

On November 18, 2015, the Company granted 1.8 million market-based stock options to its Chairman and Chief Executive Officer. This award only vests if the price of Match Group common stock exceeds the relevant price threshold for a twenty-day consecutive period and the service requirement is met. The service requirement will be met in four equal annual installments beginning on the first anniversary of the grant date. The grant date fair value of this market-based award is estimated using a lattice model that incorporates a Monte Carlo simulation of Match Group's stock price. The inputs used to fair value this award includes expected volatility of 27%, risk-free interest rate of 2.3% and a 0% dividend yield. The expected term of this award is derived from the output of the option valuation model. Expense is recognized over the longer of the vesting period of each of the four installments or the derived service period. The derived service period of this award is 3 years.
Approximately 21.1 million, 5.6 million and 0.4 million stock options were granted by the Company during the years ended December 31, 2015, 2014 and 2013, respectively. The weighted average fair value of stock options granted during the years ended December 31, 2015, 2014 and 2013 with exercise prices equal to the market prices of Match Group's common stock on the date of grant are $3.46, $5.21 and $4.98, respectively. There were no stock options issued during the years ended December 31, 2015, 2014 and 2013 with exercise prices greater than the market value of Match Group's common stock on the date of grant.
Cash received from stock option exercises and the related tax benefit realized for the period subsequent to the IPO through December 31, 2015 are $0.1 million and less than $0.1 million, respectively. For periods prior to the IPO no cash was received from the exercise of stock options because they were net settled in shares of IAC’s common stock. For the periods prior to the IPO the related tax benefit realized by the Company in 2015, 2014 and 2013 were $1.2 million, $1.7 million and $4.2 million, respectively.
RSUs
RSUs are awards in the form of phantom shares or units denominated in a hypothetical equivalent number of shares of Match Group common stock and with the value of each RSU equal to the fair value of Match Group common stock at the date of grant. Each RSU grant is subject to service-based vesting, where a specific period of continued employment must pass before an award vests. The Company recognizes expense for all RSU grants, which is measured at the grant date as the fair value of Match Group common stock and expensed as stock-based compensation over the vesting term.
Unvested RSUs outstanding at December 31, 2015 and changes during the year ended December 31, 2015 are as follows:

	RSUs
	Number of shares	Weighted Average Grant Date Fair Value
	(Shares in thousands)
Unvested at January 1, 2015	—	$—
Granted	489	13.92
Unvested at December 31, 2015	489	$13.92

There were no RSUs granted or outstanding for the years ended December 31, 2014 and 2013.
Equity Instruments Denominated in the Shares of Certain Subsidiaries
Stock options and stock settled stock appreciation rights denominated in the equity of Tinder, The Princeton Review and OkCupid have been granted to certain employees of these Match Group subsidiaries. These equity awards generally vest over a four-year period. The value of the stock options and stock settled stock appreciation rights is tied to the value of the common stock of these subsidiaries. Accordingly, these interests only have value to the extent the relevant subsidiary appreciates above the initial value utilized to determine the exercise price. These awards are granted with exercise prices of not less than the grant date fair value, which is determined by the Company using a variety of valuation techniques including a combination of market based and discounted cash flow valuation methodologies. The expense associated with these equity awards is initially measured at fair value, using the Black-Scholes option pricing model, at the grant date and is recognized as stock-based compensation over the vesting term.
The plans under which these awards are granted establish specific settlement dates or liquidity events for which the valuation of the relevant subsidiary is determined for purposes of settlement of the awards. The plans for OkCupid and The Princeton Review generally provide that Match Group establishes the fair value of the awards; for Tinder, the settlement date fair value will be established by independent third parties or mutual agreement.
These subsidiary denominated awards, when exercised, are settled by Match Group issuing shares of its common stock equal in value to the intrinsic value of the award being settled, net of shares with a value equal to the minimum withholding taxes due, which taxes are remitted by Match Group to the government on behalf of the employees. At the time of settlement, IAC has the option to issue its own shares directly to the award holders, in which case Match Group would in turn issue its shares to IAC as reimbursement. In either settlement scenario, the same number of Match Group shares would be issued. With respect to Tinder, Match Group has the ability to extinguish its obligations to settle the Tinder awards if it completes an initial public offering of the stock of Tinder. In such an event, the Tinder denominated equity would be exercisable for shares of Tinder common shares, rather than being settled in Match Group common shares.
The final settlement date for OkCupid awards occurred in February 2016. The Princeton Review has liquidity events on an annual basis. Tinder’s initial liquidity event will occur sometime between May 2016 and May 2017, with subsequent events occurring approximately every 18 months thereafter. The aggregate intrinsic value of all subsidiary denominated equity was $246.3 million and $226.8 million at December 31, 2015 and 2014, respectively. The aggregate number of Match Group common shares that would have been required to settle these interests at estimated fair values on December 31, 2015, including vested and unvested interests (and without giving effect to the withholding of shares to cover withholding taxes), is 18.2 million shares (the substantial majority of which relate to Tinder). The comparable amount at December 31, 2014 is 9.4 million shares. The number of shares ultimately needed to settle these awards can vary from the estimated number as a result both of movements in our stock price and a determination of fair value of the relevant subsidiary that is different than our estimate. Assuming no change in the value of the Company’s common stock, if the fair value of these subsidiaries were 10% higher or lower than the Company’s December 31, 2015 fair value estimate, the number of shares required to settle these awards would increase or decrease by 2.4 million shares. Assuming no change in the estimated fair value of these subsidiaries, if the Company’s stock price were 10% higher or lower the number of shares required to settle these awards would decrease by 1.7 million shares and increase by 2.0 million shares, respectively.
During the third quarter of 2015, the Company modified certain subsidiary denominated vested equity awards and recognized a modification charge of $6.8 million. During the fourth quarter of 2015, the Company repurchased certain subsidiary denominated vested equity awards in exchange for $23.4 million in cash and fully vested modified equity awards and recognized a modification charge of $7.7 million. These modification charges are included in stock-based compensation for the year ended December 31, 2015.
During 2014, the Company granted to a non-employee an equity award denominated in shares of a subsidiary of the Company that is marked to market each reporting period. The award has a vesting multiple times a year and is fully vested in 2017. At December 31, 2015, the total fair value of this award, at current estimated fair value including vested and unvested interests, is $19.6 million.
IAC Denominated Stock Options
There were no IAC stock options granted by IAC to employees of Match Group for the years ended December 31, 2015 and 2014. Approximately 0.1 million IAC stock options were granted by IAC to employees of Match Group during the year ended December 31, 2013. The fair value of each stock option award is estimated on the grant date using the Black–Scholes option pricing model. IAC stock options are granted with exercise prices at least equal to the fair value on the date of grant, vest ratably in annual installments over a four year period and expire ten years from the date of grant.
In December 2013, IAC’s former Chief Executive Officer (the “Executive”) became Chairman of Match Group; in connection with the Executive’s compensation arrangement, the Executive exercised 0.5 million IAC stock options, which were settled by IAC for $9.2 million in cash. In January 2014, a portion of the Executive’s outstanding IAC stock options were canceled and replaced with equity denominated in a subsidiary of IAC and various subsidiaries of Match Group. The incremental expense associated with this modification was $7.4 million.
IAC Denominated RSUs and PSUs
Approximately 0.7 million and 0.1 million IAC RSUs and PSUs were granted by IAC to employees of Match Group during the years ended December 31, 2015 and 2013, respectively. There were no IAC RSUs or PSUs granted by IAC to employees of Match Group for the year ended December 31, 2014. RSUs and PSUs are awards in the form of phantom shares or units, denominated in a hypothetical equivalent number of shares of IAC common stock and with the value of each RSU and PSU equal to the fair value of IAC common stock at the date of grant. Each RSU and PSU grant is subject to service-based vesting, where a specific period of continued employment must pass before an award vests. PSUs also include performance-based vesting, where certain performance targets set at the time of grant must be achieved before an award vests.